STANDARD FORM OF OFFICE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 22nd day of October in the year 2003, between 140 OCR LLC, 600 Old Country Road, Suite 425, Garden City, New York 11530,

party of the first part, hereinafter referred to as OWNER, and TORBAY HOLDINGS, INC., 4 Mulford Place, Suite 2G, Hempstead, New York 11550,

party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the Second Floor known as Suite 203 which the parties agree contains 1,059 square feet in a Building which the parties agree contains 20,027 square feet which * in the building known as 140 Old Country Road, Mineola, New York in the ~~Borough of~~ County of Nassau ~~, City of New York~~, for the term of three (3) years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of November in the year 2003, and to end on the 31st day of October in the year 2006, and both dates inclusive, at an annual rental rate of Base Rent as set forth on Schedule A attached hereto

which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for offices, and for no other purpose.

Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner. [illegible]

Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. [illegible]

[illegible]

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, [illegible]

*constitutes 5.29 per cent of the rentable area (Demised Premises)

shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, [illegible]

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lease or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, [illegible]

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, [illegible]

[illegible]

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease, [illegible]

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. [illegible]

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. [illegible]

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, [illegible]

Rider to be added if necessary.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. [illegible]

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. [illegible]

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant [illegible]

(b) It is stipulated and agreed that in the event of the termination of this lease [illegible]

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, [illegible]

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid, [illegible]

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, [illegible]

[illegible]

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, [illegible]

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building [illegible]

No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, [illegible]

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, "broom clean", in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, [illegible]

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, [illegible]

theless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demised premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of, or occupancy of, the premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4, except for statutory mandatory counterclaims.

Inability to Perform: 27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied or is unable to make, or is delayed in making, any repairs, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part, or at the last known residence address or business address of Tenant, or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners: 29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense, which Tenant shall thereafter maintain at Tenant's expense in good working order and repair, to register such water consumption, and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner, and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with the International Union of Operating Engineers Local 94, 94A, 94B, Owner will furnish the same at Tenant's expense. ☞ RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident, or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner, for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder.

Captions: 30. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security: ☞ 34. Tenant has deposited with Owner the sum of $1,794.76 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner

☞ Rider to be added if necessary.

solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate: 35. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default.

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner: ______________________

140 OCR LLC ______________________

BY: ______________________
Managing Member

Witness for Tenant: ______________________

TODAY HOLDINGS, INC. ______________________

BY: ______________________

ACKNOWLEDGEMENT

STATE OF NEW YORK,
SS.:
COUNTY OF

On the ________ day of ________________ in the year __________, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____
NOTARY PUBLIC

GUARANTY

FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease, and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of, the terms of this lease or of this guarantee, that Owner and the undersigned shall and do hereby waive trial by jury.

Dated ______________________ in the year ______

____
Guarantor

____
Witness

____
Guarantor's Residence

____
Business Address

____
Firm Name

STATE OF NEW YORK) ss.:
COUNTY OF)

On the day of in the year before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____
Notary Public

IMPORTANT - PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

[illegible]

Address

Premises

TO

STANDARD FORM OF

Office Lease

Dated in the year

Rent Per Year

Rent Per Month

Term
From
To

Drawn by ....
Checked by ....
Entered by ....
Approved by ....

RIDER TO LEASE
DATED OCTOBER __, 2003
BETWEEN 140 OCR LLC ("LANDLORD")
AND TORBAY HOLDINGS, INC. ("TENANT")

In the event of a conflict between the terms, covenants, conditions, and provisions of this Rider with those of the Standard Form of Office Lease or any of the Exhibits or Schedules attached hereto, the terms, covenants, conditions and provisions of this Rider shall govern and control the rights and obligations of the parties hereto.

SECTION 1
Indemnity, Liability, Insurance

(a) Tenant covenants and agrees to indemnify and save Landlord and its designees harmless from and against any and all claims arising during the term of this lease for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life, except such claims as may be the result of the negligence of Landlord, its agents, employees or contractors. Tenant covenants and agrees to indemnify and save Landlord and its designees harmless from and against any and all claims arising during the term of this lease for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life in or about the building or on the sidewalks as a result of Tenant's negligence.

(b) Tenant covenants to provide on or before the commencement date of the term hereof and to keep in force during the term hereof for the benefit of Landlord and Tenant a comprehensive policy of liability insurance protecting Landlord and Tenant and any designee of Landlord against any liability whatsoever occasioned by accident on or about the demised premises or the building in which the demised premises is a part, or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies satisfactory to Landlord, and the limits of liability thereunder shall not be less than the amount of One Million ($1,000,000) Dollars in respect of any one person, in the amount of Two Million ($2,000,000) Dollars in respect of any one accident, and in the amount of Two Hundred Fifty Thousand ($250,000) Dollars in respect of property damages. Such insurance may be carried under a blanket policy covering the demised premises and other locations of Tenant, if any. Prior to the time such insurance is first required to be carried by Tenant, and thereafter, at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance provided said certificate contains an endorsement that such insurance may not be cancelled or modified except upon thirty (30) days notice to Landlord together with evidence of payment for the policy. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default.

SECTION 2
Tax Increases

Within the meaning of this Section, the expression "Impositions" shall mean the aggregate of all taxes, special or otherwise, charges, transfer taxes, excises, levies, assessments and other government charges of any kind or nature, general or special, ordinary or extraordinary presently existing or created hereafter, foreseen and unforeseen, and any personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, system appurtenances in, upon or used in connection with the building of which the demised premises is a part for the operation thereof, which in any fiscal tax year may be assessed, levied, confirmed, imposed upon or become due and payable out of or become a lien upon the land and building (herein collectively called the "Property") of which the demised premises are a part or any appurtenances thereto, provided that if because of any change in the method of taxation of real estate any other or additional tax or assessment is imposed upon Landlord and/or the owner of the land and /or building, or upon or with respect to the building and/or land or the rents or income therefrom, or are substituted for or in lieu of or in addition to any taxes or assessments which would otherwise be a real estate tax of the type referred to above, such other tax or assessment shall also be deemed an Imposition. The expression "Base Impositions" means the Impositions levied or imposed against the Property for the Base Year General Tax 2003; Base Year School Tax 2003/2004 Base Year Village Tax 2003/2004.

Tenant agrees to pay Landlord, throughout the term of this lease as additional rental, a sum equal to 5.29 percent (as used in this Section 2, the foregoing percent shall be referred to as Tenant's

"Proportionate Share") of the amount by which the Impositions levied against the Property in each fiscal tax year exceeds the Base Impositions.

Tenant shall pay to Landlord within ten (10) days after Landlord's rendition to Tenant of the bill, pursuant to this Section, the entire amount of Tenant's Proportionate Share of the Impositions for the fiscal tax year as set forth above. Any increase in Impositions for the fiscal tax year in which this lease commences or ends shall be apportioned so that Tenant shall pay its proportionate share of only that portion of the increase for such tax year which corresponds with that portion of the tax year as falls within the term. The Impositions for any fiscal tax year in respect to which Tenant is obligated to pay a portion of the increase as above set forth in this Section shall be the amount of such Impositions as finally determined to be legally payable by legal proceedings or otherwise. In no event shall Tenant be obligated to pay any interest or penalties imposed upon Landlord for late payment. Landlord shall, at the written request of Tenant, submit to Tenant a copy of the tax bill from the taxing authorities or an electrostatic copy thereof as conclusive evidence of the Impositions for the prior fiscal year. In no event shall Tenant be obligated to pay any interest or penalties imposed upon Landlord for late payment.

The Landlord reserves the sole right, through available legal remedies, to contest the validity of any Impositions or the amount of the assessed valuation of the property for any fiscal tax year. If Landlord shall receive any tax refund, remission or abatement in respect to the Impositions for any fiscal tax year which the Tenant has paid its Proportionate Share of the Impositions as herein provided, then Landlord shall reimburse Tenant for its Proportionate Share thereof, after first deducting therefrom the share of Landlord's cost and expense in procuring such refund, remission or abatement proportionately attributed to the reimbursement due to Tenant. If Landlord shall be required to pay any increase in Impositions for any fiscal tax year after Landlord shall have rendered a bill to Tenant for such fiscal tax year, the amount of Tenant's Proportionate Share of Impositions for such fiscal tax year shall be increased, and Tenant, on Landlord's demand, shall pay its Proportionate Share of the increase within ten (10) days from the date of notice therefore.

SECTION 3
Authority

This lease is presented to the Tenant for signature by landlord's designee's solely in said designee's capacity as representative of Landlord and is hereby made expressly subject to the Landlord's acceptance and approval by execution by Landlord and delivery to Tenant. This lease is not to be construed as an offer to lease and shall not in any way bind the Landlord or its designee until such time as the Landlord has executed and delivered the lease as aforesaid.

SECTION 4
Commencement of Term
(if New Construction)

If construction of the demised premises to be occupied is in progress as of the date of commencement of this lease as elsewhere set forth in this lease the term of this lease shall commence on a date which shall be the earlier of (a) the date that the demised premises are Substantially Completed (the term "Substantially Completed" as used herein shall be deemed to mean so complete as to allow Tenant to enter the Premises and conduct its business operations therein, even though there may be minor items of decoration or construction to be completed) by Landlord or (b) the date that Tenant shall occupy or take possession of any portion of the demised premises. Regardless of any delay in the commencement of this lease because of new construction, this lease will terminate on the last day of the month, THREE (3) years after the new commencement date in accordance with this paragraph. In the event the Commencement Date shall be a date other than the first day of a calendar month, the first monthly installment of Base Rent due after the Commencement Date shall be pro-rated accordingly. In the event the Commencement Date shall be a date other than the first day of a calendar month, the lease shall terminate on the last day of the month in which the third year anniversary occurs.

SECTION 5
Overtime Charges

If Tenant uses the premises outside the normal working hours, Tenant agrees to pay to Landlord an overtime charge to cover Landlord's expenses for electricity for lighting and normal office equipment and other incidental equipment, extra building maintenance, building employee overtime, furnishing water for lavatories, air cooling, heat, ventilation, wear and tear, etc. As used herein, the term "normal

working hour" shall mean only those between the hours of 8 a.m. - 6 p.m. Monday through Friday, 9 a.m. - 2 p.m. Saturday, exclusive of Sundays, National and State holidays.

Landlord shall furnish such service to Tenant provided that (i) Tenant pays to Landlord as additional rent a special overtime charge therefor which shall be at standard building rates, along with Tenant's next monthly installment of fixed rent if such service shall have been furnished to Tenant after the 15th day of the month, (ii) that Tenant's request shall be received by Landlord by 2:00 p.m. on the day on which after hours' service is requested (and by 2:00 p.m. on the day preceding any requested before-hours service), and (iii) that Landlord shall not be required to furnish such overtime services to Tenant for more than twenty (20) hours in any one (1) week.

SECTION 6
Brokerage

Tenant represents that there was no broker instrumental in consummating this lease other than Skyline Management Corp. Tenant agrees to hold Landlord harmless from and against any and all claims or demands for brokerage commissions arising out of or in connection with the execution of this lease or any conversations or negotiations thereto with any broker other than the above named broker.

SECTION 7
Addenda to Article 29

Except for the supply of heat or any other utility or service expressly provided herein to be supplied by Landlord, nothing in Article 29 or any other portion of this lease shall be deemed to require Landlord to supply any service or utility to the demised premises.

SECTION 8
Definition of Landlord

As used in this lease, the term "Landlord" shall mean only the owner or the mortgagee in possession for the time being of the building in which the demised premises are located or the holder of a lease on both said building and the land thereunder so that in the event of any sale of said building or an assignment of this lease or any underlying lease or a demise of both said building and land, Landlord shall be and hereby is entirely released and discharged from any and all further liability and obligations of Landlord hereunder, except any that may have theretofore accrued.

Notwithstanding anything to the contrary provided in this lease, it is specifically understood and agreed, such agreement being a primary consideration of this lease by Landlord, that there shall be absolutely no personal liability on the part of Landlord, its successors, assigns or any mortgagee in possession (for the purposes of this paragraph collectively referred to as "Landlord"), with respect to any of the terms, covenants and conditions of this lease, and that Tenant shall look solely to the equity of Landlord in the demised premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this lease to be performed by Landlord, such exculpation of liability to be absolute and without exceptions whatsoever.

SECTION 9
Ownership

In the event that the Tenant hereunder is a corporation, Tenant represents that the ownership and power to vote its entire outstanding capital stock belongs to and is vested in the officer or officers executing this lease. Tenant agrees to give Landlord written notice of any proposed change in the ownership of the majority of the outstanding capital stock of Tenant or any change in the ownership of the majority of the assets of Tenant. Failure of Tenant to give notice provided for in the preceding sentence shall be deemed a non-curable default by Tenant pursuant to this lease (that is, a default which has already extended beyond the applicable grace period, if any, following notice from Landlord), giving Landlord the right, at its option, to cancel and terminate this lease or to exercise any and all other remedies available to Landlord hereunder or as shall exist at law or in equity.

SECTION 10
Tenant's Certificate/Subordination

Tenant shall, without charge at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledge and delivered, to any mortgagee,

assignee of any mortgage or purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord:

(a) That this lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);
(b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and
(c) The dates, if any, to which the rental and other charges hereunder have been paid in advance and/or to which Landlord may have consented, released or relieved Tenant from Tenant's obligations fully to perform all of the terms, covenants and conditions of the lease on Tenant's part to be performed.

Failure to provide Landlord with a written acceptance or estoppel certificate within the aforesaid ten (10) day period shall constitute a material default under this lease, and subject Tenant to a $50.00 charge for each day beyond the said ten (10) day period.

Subordination and Attornment. Supplementing Article 7 of the Standard Form of Office Lease this lease is subject and subordinate to every mortgage, deed of trust, protective land covenants and ground or master lease now or hereafter affecting the Demised Premises and the real property of which the Demised Premises are a part, or any part of such real property, and to all advances made or hereafter to be made upon the security thereof. Tenant agrees to attorn to any underlying ground lessor or mortgagee who shall succeed to Landlord's interest in this lease upon request of such ground lessor or mortgagee. Such subordination and attornment is self-executing and effective upon execution of this Lease; notwithstanding the foregoing, however, at any time and from time to time at the request of the Landlord or the holder of any such mortgage, deed of trust, protective land covenants, and ground or master lease, the Tenant shall execute and deliver within ten (10) days of receipt thereof any instrument or further assurance reasonably requested whereby the Tenant shall:

(a) acknowledge the subordinate status of this Lease with respect to the lien of any such mortgage or deed of trust, or the interest of any lessor under any such ground lease, with the intent and effect that this lease and all the rights of the Tenant are and will be subject to the rights of the holder or beneficiary of any such mortgage or deed of trust or ground lessor as fully as if such mortgage or deed of trust had been made and recorded in the appropriate land records and all monies had been advanced thereunder before the making of this lease; or

(b) acknowledge Tenant's attornment to such holder or ground lessor and agree to be bound to it as its tenant of the Leased Premises for the then unexpired residue of the term of this Lease and upon the terms and conditions herein contained.

Upon request of any mortgagee of record, Tenant shall give prompt written notice of any default of Landlord hereunder, and Tenant shall allow such mortgagee a reasonable length of time (in any event, not less than sixty (60) days from the date of such notice) in which to cure any default. Any such notice shall be sent to the Mortgage Loan Department of any such mortgagee at its home office address.

SECTION 11
Electricity

A. In addition to the Base Rent and any other additional rent as set forth herein, the Tenant shall pay as additional rent the sum of $2,647.50 per annum payable in equal monthly installments on the first of each month of $220.63 for the electricity which the Landlord supplies to the Tenant for HVAC and for normal office consumption. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement, act or omission of the Public Utility serving the Building with electricity or for any other reason not attributable to Landlord. Landlord shall furnish and install all replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, at Tenant's expense.
B. Tenant covenants and agrees that, at all times, its use of electric current shall never exceed the capacity of the feeders to the Demised Premises or the risers or wiring installation thereof. In connection therewith, Tenant expressly agrees that all installations, alterations and additions of and to the electrical fixtures, appliances, or equipment within the Demised Premises which might result in an electrical demand load in excess of 6 watts per rentable square foot shall be subject to Landlord's prior written approval, and, if such approval shall be given, rigid conduit only shall be

permitted. As a condition to granting such approval, Landlord may require Tenant to agree to an increase in the per annum rate which will reflect the value to Tenant of the additional service to be furnished to Landlord, that is, the potential additional electrical energy to be made available to Tenant based upon the estimated additional capacity of such additional risers or other equipement. If, in connection with any request for such approval, Landlord shall, in its sole judgment, determine that the risers of the commercial unit servicing the Premises shall be insufficient to supply Tenant's electrical requirements with respect thereto, Landlord shall at the sole cost and expense of Tenant, install any additional feeder(s) that Landlord shall deem necessary with respect thereto, provided, however, that if Landlord shall determine, in its sole judgment, that the same will cause permanent damage or injury to the Demised Premises or cause or create a dangerous or hazardous condition, or entail excessive or unreasonable alterations, repairs, or expense, or interfere with, or disturb, the other tenants or occupants of the Building, then Landlord shall not be obligated to make such installation, and Tenant shall not make the installation, alternation, or addition to the installation of such rise or risers, Landlord will also, at the sole cost and expense of Tenant, install all other equipment necessary and proper in connection therewith, subject to the aforesaid terms and conditions. In the event Landlord in its sole judgment determines that the installation of an electric meter is necessary to measure Tenant's consumption of electricity in the Demised Premises, the cost of the installation of such meter and all charges accruing therefrom shall be paid by Tenant. All of the aforesaid costs and expenses are chargeable and collectible as Additional Rent, and shall be paid by Tenant to Landlord within fifteen (15) days after rendition of any bill or statement to Tenant therefore in which event the electric charge provided in this lease shall be omitted.

C. The Tenant shall also pay as additional rent any percentage increase in the electric charged by the Public Utility to the Landlord subsequent to the rate established and used by the Public Utility for the within building in the calendar year 2003, i.e. if the current rate is $.05 per kilowatt hour for 2003 and increases to $.07 per kilowatt hour for 2004, the Tenant shall pay 40 percent increase over the per annum amount of $220.63. If there is more than one rate increase during a calendar year, said increase shall be pro-rated accordingly. Notwithstanding the foregoing, the electric charge shall be not less than $220.63 per annum at any time.

D. The following occupancies for the Demised Premises shall not be exceeded: two (2) occupants per every 200 square feet of usable area. In the event the foregoing occupancy levels are exceeded, it shall be deemed a material default under this lease. Landlord shall notify Tenant of any such default and in the event Tenant does not cure same within ten (10) days, Landlord shall have the right to terminate this lease upon fifteen (15) days' written notice to Tenant.

E. Notwithstanding anything to the contrary contained in this Section 11, or elsewhere in this lease, Tenant agrees that Landlord shall not in any wise be liable or responsible to Tenant for any loss, damage, or expense that Tenant may sustain or incur if either the quantity or character of electrical service is changed, is no longer available, or is unsuitable for Tenant's requirements.

F. Landlord shall not be responsible for the proper performance of any heating, ventilating and air-conditioning (HVAC) system. If the Demised Premises (or any room or area thereof) shall be subjected to a greater population density than that set forth in paragraph D hereof.

SECTION 12
Holding Over

If the Tenant retains possession of the demised premises or any part thereof after the termination of the term by lapse of time or otherwise, without prior written approval by Landlord, the Tenant shall pay the Landlord rent at double the Base Rent set forth herein for the time the Tenant thus remains in possession, and addition thereto, shall pay the Landlord all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the demised premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute an extension of this lease on a month-to-month basis at double the Base Rent as set forth herein. The provisions of this Section do not exclude the Landlord's right of re-entry or any other right hereunder.

SECTION 13
Additional Rent

All costs, charges, adjustments and expenses which Tenant assumes or agrees to pay pursuant to this lease shall at Landlord's election be treated as additional rent and, in the event of nonpayment, Landlord shall have the rights and remedies herein provided for in the case of nonpayment of rent or breach of condition. If Tenant shall default in making any payment required to be made by Tenant (other than the

payment of rent required pursuant to this lease) or shall default in performing any term, covenant or condition of this lease on the part of Tenant to be performed hereunder, Landlord at Landlord's option, may (but shall not be obligated to) immediately or at any time thereafter on five (5) days' notice make such payment or, on behalf of Tenant, cause the same to be performed for the account of Tenant and expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Landlord, with interest thereon at the highest legal rate per annum from the date of such expenditure, shall be and be deemed to be additional rent, in addition to the Base Rent, and shall be repaid by Tenant to Landlord on demand, but no such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default. Tenant's obligation to pay additional rent shall survive any termination of this lease. In addition thereto, in the event Landlord is required to institute suit against Tenant by reason of Tenant's default or to recover possession of premises, then Tenant shall pay Landlord's reasonable attorney's fees, expenses and costs.

SECTION 14
Mechanics Liens

If, because of any act or omission of Tenant or anyone claiming through or under Tenant, any mechanics' or other lien or order for the payment of money shall be filed against the demised premises or the building, or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant's own cost and expense, cause the same to be cancelled and discharged of record within ten (10) days after the date of filing thereof, and shall also indemnify and save harmless Landlord from and against any and all costs, expenses, claims, losses or damages,, including reasonable counsel fees, resulting therefrom or by reason thereof.

SECTION 15
Rights Reserved by Landlord

Without abatement or diminution in rent, Landlord reserves and shall have the following additional rights:

(a) To change the street address and/or the name of the buildings and/or the location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building without liability to Tenant.

(b) To approve in writing all signs and all sources furnishing sign painting and lettering, drinking water, towels and toilet supplies or other like service used in the demised premises and to approve all sources furnishing cleaning services, construction work, painting, decorating, repairing, maintenance and any other work in or about the demised premises.

(c) To enter the demised premises at all reasonable times (1) for the making of inspections, decorations, alterations, improvements and repairs, as Landlord may deem necessary or desirable, (2) to exhibit the premises to prospective purchasers or lessees of the building at any time and to others during the last nine (9) months of the term, of this lease, (3) for any purpose whatsoever relating thereto or to the safety, protection or preservation of the demised premises or of the building or of Landlord's interest, and (4) to take material into and upon said premises in connection therewith.

(d) At any time or times, Landlord either voluntarily or pursuant to governmental requirement, may, at Landlord's own expense, make repairs, alterations or improvements in or to the building or any part thereof and during alterations, may close entrances, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Tenant's use and occupancy of the premises as a whole.

(e) To erect, use and maintain pipes and conduits in and through the demised premises.

(f) To charge to Tenant any expense including overtime cost incurred by Landlord in the event that repairs, alterations, decorating or other work in the premises are made or done after ordinary business hours at Tenant's request.

(g) If during the last six months of the term or of a renewal term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord. may immediately enter and alter, renovate,

and redecorate the premises without reduction or abatement of rent or incurring any liability to Tenant for compensation.

(h) To grant to anyone the exclusive right to conduct any particular business or undertaking in the building.

Landlord may exercise any or all of the foregoing rights hereby reserved to Landlord without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Tenant's use or possession and without being liable in any manner toward Tenant and without limitation or abatement of rent or other compensation, and such acts shall have no effect on this lease.

SECTION 16
Sprinklers

If there now is or shall be installed in the building a "sprinkler system" and such system or any of its appliances shall be damaged or injured, or not in proper working order by reason of any act or omission of Tenant, or Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters or any bureau, department or official of the state or city government having jurisdiction shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partition, trade fixtures, or other contents of the demised premises, or for any such changes, modifications, alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Board, or by any Fire Insurance Company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

SECTION 17
Tenant's Work

Tenant shall submit to Landlord for its approval final plans and specifications for construction and other Tenant's work, if any, which shall substantially conform to Exhibit 2 attached hereto and made a part hereof (the work to be performed by Tenant is hereinafter referred to as "Tenant's Work".) Should Landlord have any objection thereto, such objection(s) shall be made in writing within thirty (30) days after receipt by Landlord thereof. The failure of Landlord to object to such plans and specifications within thirty (30) days after receipt thereof shall constitute an approval by Landlord of Tenant's final plans and specifications. In the event of any objection(s) by Landlord, Tenant shall revise the plans and/or specifications and promptly submit revised plans and/or specifications to Landlord in accordance with the terms of this section.

Any noncompliance or violation of Sections B through C of Exhibit 2 by Tenant, or Tenant's agents, employees, assigns, subtenants, or invitees shall be deemed a material breach of this lease and shall entitle Landlord, in addition to any other remedies contained in this lease, to liquidated damages to be paid by Tenant in the amount of $1,000.00 per day for every day any violation is outstanding and unremedied. Such $1,000.00 per day liquidated damages shall be deemed additional rent and shall be in addition to any and all damages caused by Tenant, Tenant's agents, employees, assigns, subtenants, or invitees to the Premises or Building system(s).

SECTION 18
Landlord's Work

Landlord shall, at its sole cost and expense, perform Landlord's Work as described on Exhibit I attached hereto. Landlord shall make the demised premises available to Tenant for the performance of Tenant's Work after the performance of Landlord's Work has proceeded to the point where Tenant's Work can, in accordance with generally accepted good construction practice, be commenced. Prior to the commencement date of the lease, Tenant covenants and agrees, at Tenant's sole cost, to perform all of Tenant's Work and to comply in so doing with all the terms and conditions of Exhibit 2, to move fixtures and merchandise into the demised premises, and perform such other work as is necessary to prepare the demised premises for business with the public.

SECTION 19
Estimated Charges

Intentionally omitted.

SECTION 20
Late Payment Fees

If Tenant fails to pay any installment of Base Rent or additional rent when due, Tenant shall pay a late charge of $0.05 for each $1.00 which remains unpaid per month, in compensation for the additional expenses incurred by Landlord in processing such late payments. In addition, Tenant shall pay to Landlord interest in the amount of .05% per day for a total of 1.5% per month. This interest shall be calculated from the first day of the month until payment is received by Landlord. In the event any check tendered by Tenant should not be honored for any reason, Tenant shall pay to Landlord immediately upon demand a service fee of Fifty and xx/100 ($50.00) Dollars.

SECTION 21
Plate Glass

Landlord shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the leased premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the lease premises for and in the name of Landlord. Bills for the premises therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

SECTION 22
Annual Increase

The Base Rent as indicated in Schedule A attached hereto reflects four (4%) percent increases in lieu of operationals on each anniversary date of the commencement of the within Lease, on a cumulative basis.

SECTION 23
Default

If Tenant shall default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, during any two months, whether or not consecutive, in any twelve (12) month period, and (i) such default continued for more than five (5) days after written notice of such default by Landlord to Tenant, and (ii) Landlord, after the expiration of such five (5) day grace period, served upon Tenant petitions and notices of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such defaults may have been cured prior to the entry of a judgement against Tenant, any further default in the payment of any money due Landlord hereunder which shall continue for more than five (5) days after Landlord shall give a written notice of such default shall be deemed to be deliberate and Landlord may thereafter serve a written three (3) days notice of cancellation of this Lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof, and Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

In addition, if Tenant shall have defaulted in the performance of the same or a substantially similar covenant hereunder, other than a covenant for the payment of rent or additional rent, twice during any consecutive twelve (12) month period and Landlord, in each case, shall have given a default notice in respect of such default, then, regardless of whether Tenant shall have cured such defaults within any applicable grace period, if Tenant shall again default in respect of the same or a substantially similar covenant hereunder within a twelve (12) month period after Landlord gave the second such default notice, Landlord, at its option, and without further notice to Tenant or opportunity for Tenant to cure such default, may elect to cancel this Lease by serving a written three (3) days notice of cancellation of this Lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term hereof, and Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

SECTION 24
Parking

Tenant's right to use the parking areas will be in common with other tenants of the property and with other parties permitted by Landlord to use the parking areas. Landlord reserves the right to assign and reassign, from time to time, particular parking spaces for use by persons selected by Landlord. Landlord will not be liable to Tenant for any unavailability of spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction or allowance. Tenant will not park in any numbered space or any space designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

If the parking areas are damaged, or if the use of the parking areas is limited or prohibited by any governmental authority, or the use or operation of the parking areas is limited or prevented by strikes or other labor difficulties or other causes beyond Landlord's control, Tenant's inability to use the parking spaces will not subject Landlord or any operator of the parking areas to any liability to Tenant and will not relieve Tenant of any of its obligations under the Lease and the Lease will remain in full force and effect. If for any reason a designated parking lot becomes unavailable Landlord shall have the right to substitute another parking facility.

Neither Landlord nor any operator of the parking areas within the property, as the same are designated and modified by Landlord, in its sole discretion, from time to time (the "parking areas") will be liable for loss or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas, resulting from fire, theft, vandalism, accident, conduct of other users of the parking areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the parking areas; (b) Tenant uses the parking areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Tenant waives and releases Landlord from any and all liability arising out of the use of the parking areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person. Landlord reserves the right at any time to relocate Tenant's parking spaces to other parking lots designated by Landlord.

Tenant and its employees shall be permitted to park two (2) vehicles in parking areas designated by the Landlord, as follows: two (2) parking spots in the rear of the building at 140 Old Country Road, however, Tenant hereby agrees that Landlord shall have no liability whatsoever with respect to vehicles parked in each respective location. Landlord shall have the right to impose a validation system, barriers or gates, permits, stickers, or other systems in connection with the operation of any said parking areas. Upon ten (10) days written notice from Landlord, Tenant shall furnish Landlord or its authorized agent with the state automobile license numbers assigned to the motor vehicles designated by the Tenant utilizing the said parking areas. Landlord shall supply Tenant with any initial required permits, tags or stickers. Thereafter, Tenant shall be charged $25.00 for any replacement permit, tag or sticker.

SECTION 25
Building Directory

Landlord shall furnish and install, at Tenant's sole cost and expense, a listing for Tenant in the Building directory in the ground floor lobby. Tenant shall submit its Building directory listing(s) to the Property Manager. Tenant shall be entitled to one (1) name listing. Any additional listings shall be subject to space availability on the Building directory, in Landlord's sole discretion. At Tenant's sole cost and expense, Landlord shall install per Tenant's plans an identification sign on Tenant's entrance door in keeping with all other Building standard door signs. Landlord's acceptance of any name for listing on the Building directory or Tenant's entrance door will not be deemed, nor will it substitute for, Landlord's consent, as required by this lease, to any sublease, assignment or other occupancy of the Premises.

SECTION 26

Notwithstanding anything contained herein to the contrary, if Tenant shall at any time be in default under any of the covenants and conditions of this Lease, and if Landlord shall commence any proceedings against the Tenant on the basis of such default, then Tenant shall, in addition to normal costs and disbursements, pay Landlord's reasonable attorney's fees. It is specifically agreed that reasonable attorney's fees shall be no less than seven hundred dollars ($700.00) for the commencement in any court

of any action or proceeding and one hundred dollars ($100.00) for the preparation and service of a "three day notice."

SECTION 27

Landlord's Right to Terminate

(a) Landlord shall have the right effective at any time after December 31, 2003 to terminate this Agreement by giving written notice ("Termination Notice") to Tenant. The Termination Notice shall designate a termination date ("Termination Date") which shall not be less than sixty (60) days following the date of the giving of the Termination Notice. On the Termination Date, this Agreement shall end and expire as fully and completely as if such date was the original Expiration Date. On or prior to the Termination Date, Tenant shall quit, vacate and surrender the Premises to Landlord leaving same in broom clean condition, free and clear of all liens and encumbrances and any and all rights of occupancy or use of others claiming by, through or under Tenant, and otherwise as required by the terms of this Agreement or by law. Time shall be of the essence with respect to Tenant vacating the Premises prior to the Termination Date.

(b) In addition to the remedies set forth in Paragraph (c) hereof, if on the Termination Date, Tenant shall remain in possession and refuse to surrender the Premises to Landlord as herein required, Tenant shall pay to Landlord as liquidated damages (since a precise measure of Landlord's damages is incapable of ascertainment) and not as a penalty a sum equal to $250.00 per day for each and every day that Tenant shall remain in possession of the Premises after Termination Date. Nothing contained herein shall be deemed to permit Tenant to retain possession of the Premises after the Termination Date. Landlord shall have a lien on the trade fixtures and other personal property of Tenant to secure payment of such damages.

(c) In the event it is necessary for Landlord to undertake or institute proceedings to complete the removal of Tenant from the Premises, Tenant hereby consents to the jurisdiction of any court of the State of New York having jurisdiction thereover and Tenant waives any right it may otherwise have to interpose an answer or assert any defense or counterclaim in said action or proceeding and Tenant hereby consents to the entry of a final judgment awarding Landlord possession of the Premises. Tenant further waives any and all rights to appeal with respect to said final judgment, consents to the immediate issuance of a warrant of eviction by the Clerk of such court having jurisdiction, consents to an order by the court fixing use and occupancy in the sum per day as provided in paragraph (b) hereof, and in addition, Tenant hereby agrees to pay Landlord's attorneys fees.

SECTION 28

Notwithstanding anything to the contrary contained herein, Tenant shall not be required to pay rent for November 2003 and December 2003.

SECTION 29

Notwithstanding anything to the contrary contained herein, Tenant shall have the right, after six months occupancy in the Demised Premises, to relocate to any available space in any building owned by Landlord or its related entities upon terms, conditions and rent then in effect at any such building.

WITNESS FOR LANDLORD:	140 OCR LLC
	BY:
	Managing Member
WITNESS FOR TENANT:	TORBAY HOLDINGS, INC.
	BY:
	Title

SCHEDULE "A"

From November 1, 2003 through October 31, 2004 the Base Rent shall be the annual sum of $20,121.00, payable in equal monthly installments on the first of each month of $1,676.75.

From November 1, 2004 through October 31, 2005 the Base Rent shall be the annual sum of $20,925.84, payable in equal monthly installments of $1,743.82.

From November 1, 2005 through October 31, 2006 the Base Rent shall be the annual sum of $21,762.84, payable in equal monthly installments on the first of each month of $1,813.57.

EXHIBIT I

DESCRIPTION OF LANDLORD'S WORK

Landlord's Work will be limited to that explicitly specified in this schedule.

All materials unless otherwise indicated shall be Landlord's Building Standard.

Landlord, at its own cost and expense, will construct the following improvements in and to the demised premises: None, however, Landlord will deliver premises vacant and broom clean.

EXHIBIT 2

DESCRIPTION OF TENANT'S WORK

A. Procedure:

All Tenant's Work shall be strictly in accordance with the requirements of all applicable codes and ordinances, Landlord's insurance rating organization, the National Board of Fire Underwriters, the American Society of Heating & Air Conditioning Engineers, all public utility companies serving the Building and Landlord's mortgage lender. Tenant shall obtain approvals from governing authorities for its work including, but not limited to the following: Building Permit, Plumbing Permit, U.L. Certificates, Certificate of Occupancy.

B. Definition of Work:

Tenant's Work is defined to be all work (other than work specifically designated as Landlord's Work in Exhibit I). All construction to be in accordance with plans to be approved by Landlord in writing prior to any commencement of Tenant's work.

C. All contractors utilized for any for any Tenant's Work and/or alteration or addition to any building systems including, but not limited to, electric, plumbing and HVAC systems must be approved in writing by Skyline Management Corp. prior to any commencement of Tenant's work. All contractors performing any work for Tenant shall be licensed and shall furnish Landlord with Certificates of Insurance evidencing coverage for Liability in the amount of one million ($1,000,000) dollars single limit and Worker's Compensation naming 140 OCR LLC (Landlord) and SKYLINE MANAGEMENT CORP., as managing agent, as additional insureds.

D. Any noncompliance or violation of Sections B through C of this Exhibit 2 by Tenant, or Tenant's agents, employees, assigns, subtenants, or invitees shall be deemed a material breach of this lease and shall entitle Landlord, in addition to any other remedies contained in this lease, to liquidated damages to be paid by Tenant in the amount of $1,000.00 per day for every day any violation is outstanding and unremedied. Such $1,000.00 per day liquidated damages shall be deemed additional rent and shall be in addition to any and all damages caused by Tenant, Tenant's agents, employees, assigns, subtenants, or invitees to the Premises or Building system(s).

EXHIBIT 3
Cleaning Specifications

1. The Landlord shall perform the following general office cleaning services between the hours of 6:00 p.m. and 7:00 a.m. from Monday through Friday of each week.

a. Empty all waste paper baskets.
b. Sweep and/or dustmop all hard surfaced flooring.
c. Carpet sweep all areas requiring same. Said areas to be vacuumed clean twice weekly.
d. Deposit all waste paper and other such rubbish in plastic bags (to be supplied by Contractor).
e. Dust all desks and working surfaces which are free of clutter.
f. Hand dust quarterly ventilating louvers.
g. After cleaning, all electric lamps are to be extinguished and office doors securely locked.
h. Do high dusting once per month.

2. No cleaning services shall be rendered on any legal and/or union holidays as specified in the following:

a. New Year's Day
b. Martin Luther King, Jr.'s Birthday
c. President's Day
d. Memorial Day
e. Independence Day
f. Labor Day
g. Columbus Day
h. Election day
i. Thanksgiving Day
j. Christmas Day

3. Interior and exterior window cleaning shall be performed once each year.